SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2018

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-32017 (Commission file number)	59-3606741 (IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

Registrant’s telephone number, including area code: (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Transaction with National Commerce Corporation

Agreement and Plan of Merger

On November 23, 2018, CenterState Bank Corporation, a Florida corporation (“CenterState”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Commerce Corporation, a Delaware corporation (“NCC”), whereby NCC will be merged with and into CenterState (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, CenterState’s wholly owned subsidiary bank, CenterState Bank, N.A. (“CenterState Bank”), and NCC’s wholly owned subsidiary bank, National Bank of Commerce (“NBC”), entered into a Plan of Merger and Merger Agreement whereby NBC will be merged with and into CenterState Bank immediately following the merger of NCC with and into CenterState (the “Bank Merger”).

Pursuant to the Merger Agreement, each outstanding share of NCC common stock issued and outstanding immediately prior to the effective time of the Merger will be entitled to receive 1.65 shares (the “Exchange Ratio”) of CenterState common stock, provided that cash in lieu of any fractional shares of CenterState common stock will be paid. Each outstanding share of CenterState common stock shall remain outstanding and unaffected by the Merger. Each option or warrant to purchase shares of NCC common stock will be assumed by CenterState according to its terms and be converted into an option or warrant, as applicable, to purchase the number of shares of CenterState common stock equal to the product obtained by multiplying the Exchange Ratio by the number of shares of NCC common stock which such NCC stock option or warrant, as applicable, entitled the holder thereof to purchase, at an exercise price equal to the quotient obtained by dividing the exercise price per share of the NCC stock option or warrant, as applicable, by the Exchange Ratio. The deferrals of NCC common stock representing equity awards and director fees credited to participant accounts under the National Commerce Corporation Deferral of Compensation Plan shall be converted into the right to receive the merger consideration in respect of each such deferred share, net of withholding taxes.  Each performance share award with respect to shares of NCC common stock shall vest in accordance with the applicable NCC equity plan and award agreement and be entitled to receive the merger consideration as a deferred share (to be treated as described above) or an outstanding share of common stock, as applicable.

The Merger Agreement has been unanimously approved by the boards of directors of CenterState and NCC. The transaction is expected to close in the second quarter of 2019 subject to customary conditions, including receipt of all applicable regulatory approvals and the approval of the stockholders of NCC and the shareholders of CenterState.

The Merger Agreement also provides that upon completion of the Merger three current NCC directors (who will be mutually agreed to by CenterState and NCC) will be added to the board of directors of each of CenterState and CenterState Bank and that one additional NBC director (who will be mutually agreed to by CenterState and NCC) will be added solely to the board of directors of CenterState Bank.

Upon completion of the Merger, John C. Corbett shall continue to serve as the President and Chief Executive Officer of CenterState, and Mark W. Thompson shall continue to serve as the President of CenterState Bank.   The Merger Agreement provides that upon completion of the Merger, Richard Murray, IV, the current Chairman and Chief Executive Officer of NCC, shall become and serve as the Chief Executive Officer of CenterState Bank, and William E. Matthews, V, the current President and Chief Financial Officer of NCC, shall become and serve as the Chief Financial Officer of CenterState and CenterState Bank. Jennifer L. Idell, the current Chief Financial Officer of CenterState and CenterState Bank, will serve as the Chief Administrative Officer of CenterState and CenterState Bank effective upon the closing of the Merger.

The Merger Agreement contains usual and customary representations and warranties that CenterState and NCC made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between CenterState and NCC and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between CenterState and NCC rather than establishing matters of fact. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or the application therefor has been permanently withdrawn at the request of the relevant governmental authority, unless the failure to obtain such regulatory approval shall be due to the failure of the party seeking to terminate the Merger Agreement to perform or observe the covenants and agreements set forth in the Merger Agreement, (iii) by either party (provided that the party seeking termination is not then in material breach of its obligations to recommend the transaction or, in the case of NCC, in breach of its non-solicitation obligations) if the approval of the stockholders of NCC or the shareholders of CenterState is not obtained, (iv) by either party (provided that the party seeking to terminate is not then in material breach of any representation, warranty or covenant) in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days or, if earlier, two business days prior to November 23, 2019, (v) by either party if the

Merger is not consummated on or before November 23, 2019, unless the failure of the closing to occur by such date is the result of a material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement, (vi) by CenterState if NCC has breached its non-solicitation obligations or NCC’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the NCC stockholder meeting, (vii) by NCC if CenterState’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the CenterState shareholder meeting, or (viii) by NCC if the price of CenterState common stock decreases in comparison to the specified ratios provided in the Merger Agreement and CenterState elects not to increase the merger consideration.

NCC will pay CenterState a termination fee equal to $31.8 million in the event (i) the Merger Agreement is terminated by CenterState because NCC breaches its non-solicitation obligations or NCC’s board of directors breaches its obligations with respect to giving notice of or making a recommendation in connection with the NCC stockholder meeting, or (ii) NCC receives an acquisition proposal and the Merger Agreement is terminated because the required NCC stockholder approval is not obtained or by CenterState because of NCC’s material breach of representations, warranties or covenants and NCC enters into an acquisition proposal within 12 months of such termination. CenterState will pay NCC a reverse termination fee equal to $31.8 million if the Merger Agreement is terminated by NCC because CenterState’s board of directors breaches its obligations with respect to giving notice of or making a recommendation in connection with the CenterState shareholder meeting.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CenterState, NCC, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of CenterState that will include a joint proxy statement of CenterState and NCC and a prospectus of CenterState and that will be filed with the Securities and Exchange Commission (the “SEC”).

NCC Voting Agreements

In connection with entering into the Merger Agreement, certain directors of NCC and NBC who are also stockholders of NCC have entered into voting agreements (the “NCC Voting Agreements”), pursuant to which each such stockholder agreed to vote his, her or its shares of NCC common stock in favor of approval of the Merger Agreement and the transactions contemplated therein. The NCC Voting Agreements generally prohibit the sale or transfer of the shares held by each such stockholder. The NCC Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, or (ii) the termination of the Merger Agreement.

The foregoing summary of the NCC Voting Agreements is qualified in its entirety by reference to the complete text of such documents, a form of which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

CenterState Voting Agreements

In connection with entering into the Merger Agreement, certain directors of CenterState and CenterState Bank who are also shareholders of CenterState have entered into voting agreements (the “CenterState Voting Agreements”), pursuant to which each such shareholder agreed to vote his, her or its shares of CenterState common stock in favor of approval of the issuance of shares of CenterState common stock in connection with the Merger. The CenterState Voting Agreements generally prohibit the sale or transfer of the shares held by each such shareholder. The CenterState Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, or (ii) the termination of the Merger Agreement.

The foregoing summary of the CenterState Voting Agreements is qualified in its entirety by reference to the complete text of such documents, a form of which is included as Exhibit B to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the non-employee directors of NCC and NBC entered into a Non-Competition and Non-Disclosure Agreement with CenterState, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers, non-competition and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit E to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the anticipated changes to the CenterState board of directors and officers at the effective time of the Merger is incorporated by reference in this Item 5.02.

Employment Agreements of Richard Murray, IV and William E. Matthews, V

On November 23, 2018, CenterState Bank entered into Employment Agreements with Richard Murray, IV, the Chairman and Chief Executive Officer of NCC (“Murray”), and William E. Matthews, V, the President and Chief Financial Officer of NCC (“Matthews” and, together with Murray, the “Executives” and each an “Executive”), which will be effective upon consummation of the Merger, pursuant to which Murray will serve as the Chief Executive Officer of CenterState Bank and Matthews will serve as the Chief Financial Officer of CenterState and CenterState Bank (collectively, the “Employment Agreements” and each an “Employment Agreement”). Each of the Employment Agreements has an initial term of three years. Murray is entitled to an initial base salary of $500,000, and Matthews is entitled to an initial base salary of $475,000. Each of the Executives is also eligible to participate in CenterState Bank’s incentive compensation plans, which include a cash bonus plan (with a target incentive amount equal to 60% of each Executive’s annual base salary) and an equity based grant plan (with an initial grant, during the first calendar year of the term of each of the Employment Agreements, of equity based awards in the form of restricted stock units and performance share units with a total value equal to $350,000), and other employee benefit plans offered generally to CenterState Bank’s executive officers. Each of the Executives is further eligible to receive annual long-term incentive equity based awards with a target incentive of 70% of his annual base salary during the remainder of the term of his Employment Agreement.

Subject to certain terms and conditions, in the event an Executive terminates his employment for Good Reason or is terminated by CenterState Bank without Cause (as each such term is defined in the Employment Agreements), he shall be entitled to (i) continuing medical and dental insurance for him and his dependents and (ii) a lump sum severance compensation payment equal to one and one-half times the sum of (A) such Executive’s annual base salary, and (B) the full value of the target bonus earned by such Executive immediately preceding the year in which such Executive’s employment is terminated.

Subject to certain terms and conditions, if a Change in Control (as defined in the Employment Agreements) occurs after the consummation of the Merger and during the term of an Executive’s Employment Agreement, and, within twelve months following such Change in Control, either CenterState Bank terminates such Executive’s employment without Cause or such Executive terminates his employment with Good Reason, such Executive shall be entitled to a lump-sum payment equal to two and one-half times the sum of (i) such Executive’s annual base salary, and (ii) the highest annual bonus earned by such Executive during the prior three years immediately preceding the year in which the Change in Control occurs.

Subject to certain terms and limitations, each of the Employment Agreements further provides that during the term of such Employment Agreement and for a period of 24 months (or, in the case of the termination of an Executive’s employment without Cause or for Good Reason, 18 months) thereafter, such Executive may not compete with, or solicit customers or employees of, CenterState or CenterState Bank.  Upon the closing of the Merger, the Employment Agreement, dated November 29, 2017, between NCC and NBC and each Executive, will be terminated pursuant to a separate Agreement to Terminate Employment Agreement to be entered into between NCC and NBC and each Executive.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. Certain other information regarding Murray and Matthews is set forth in NCC’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, and is incorporated herein by reference.

Item 8.01	Other Events.

On November 26, 2018, CenterState issued a press release announcing the execution of the Merger Agreement. The complete text of the press release is attached hereto as Exhibit 99.1. The investor presentation materials to be used for a conference call on November 26, 2018, at 9:00 a.m. EDT is furnished herewith as Exhibit 99.2.  The conference call can be accessed (toll free) by dialing 1-866-393-0571.  The conference passcode is 8177937. Alternatively, individuals may listen to the live webcast of this call by visiting the link on CenterState’s website at www.centerstatebanks.com.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CenterState’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of NCC’s businesses into CenterState, (5) the failure to obtain the necessary approvals by the stockholders of NCC with respect to the Merger or the shareholders of CenterState with respect to the issuance of CenterState common stock in connection with the Merger, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of NCC’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2017, NCC’s Annual Report on Form 10-K for the year ended December 31, 2017, and other documents subsequently filed by CenterState and NCC with the SEC. Consequently, no forward-looking statement can be guaranteed. CenterState and NCC do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CenterState and NCC claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information

CenterState intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of CenterState's common stock that will be issued to NCC's stockholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving CenterState and NCC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from CenterState shareholders and NCC stockholders in connection with the Merger. Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the shareholders of CenterState and the stockholders of NCC in connection with the Merger will be included in the joint proxy statement/prospectus for CenterState’s special meeting of shareholders and NCC’s special meeting of stockholders, which will be filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 23, 2018, by and between CenterState Bank Corporation and National Commerce Corporation

Exhibit 10.1	Employment Agreement, dated as of November 23, 2018, by and between CenterState Bank, N.A. and Richard Murray, IV

Exhibit 10.2	Employment Agreement, dated as of November 23, 2018, by and between CenterState Bank, N.A. and William E. Matthews, V

Exhibit 99.1	Press Release of CenterState Bank Corporation dated November 26, 2018

Exhibit 99.2	Investor Presentation dated November 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date: November 26, 2018